UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported) January 15, 2002





         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-A OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2001-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)





                                    Delaware
                 (State or other jurisdiction of incorporation)



              33-55865                                  51-0337491
      (Commission File Number)            (I.R.S. Employer Identification No.)



 2850 West Golf Road Rolling Meadows, Illinois             60008
   (Address of principal executive offices)             (Zip Code)




         Registrant's telephone number including area code 847-734-4000

                                    FORM 8-K



                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.


          On January 28, 2002,  Registrant made available  the
          Monthly Servicer Certificates for the Period of December 2001 for the specified Owner Trusts, which are attached as
          Exhibit 20 hereto.


Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  See attached Exhibit Index.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



         NAVISTAR FINANCIAL RETAIL RECEIVABLES CORPORATION on behalf of
                     NAVISTAR FINANCIAL 1998-A OWNER TRUST,
                     NAVISTAR FINANCIAL 1999-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-A OWNER TRUST,
                     NAVISTAR FINANCIAL 2000-B OWNER TRUST,
                   NAVISTAR FINANCIAL 2001-A OWNER TRUST, AND
                      NAVISTAR FINANCIAL 2001-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)








Date:  February 1, 2002                      By:/s/ Ronald D. Markle
------------------------                            --------------------------
                                                    Ronald D. Markle
                                                    Vice President & Controller

                                    FORM 8-K



                                 EXHIBIT INDEX


Exhibit No.    Description






   20.1        Navistar Financial 1998-A Owner Trust
               Monthly Servicer Certificate, dated January 15, 2002


   20.2        Navistar Financial 1999-A Owner Trust
               Monthly Servicer Certificate, dated January 15, 2002


   20.3        Navistar Financial 2000-A Owner Trust
               Monthly Servicer Certificate, dated January 15, 2002


   20.4        Navistar Financial 2000-B Owner Trust
               Monthly Servicer Certificate, dated January 15, 2002


   20.5        Navistar Financial 2001-A Owner Trust
               Monthly Servicer Certificate, dated January 15, 2002


   20.6        Navistar Financial 2001-B Owner Trust
               Monthly Servicer Certificate, dated January 15, 2002

                    Navistar Financial 1998 - A Owner Trust
                        For the Month of December, 2001
                     Distribution Date of January 15, 2002
                            Servicer Certificate #44

Original Pool Amount                                   $500,864,370.04


Beginning Pool Balance                                  $63,273,729.10
Beginning Pool Factor                                        0.1263291

Principal and Interest Collections:
     Principal Collected                                 $4,602,114.14
     Interest Collected                                    $452,184.63

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $124,723.89
Total Additional Deposits                                  $124,723.89

Repos / Chargeoffs                                          $80,270.18
Aggregate Number of Notes Charged Off                              149

Total Available Funds                                    $5,179,022.66

Ending Pool Balance                                     $58,591,344.78
Ending Pool Factor                                           0.1169805

Servicing Fee                                               $52,728.11

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $10,164,263.03
     Target Percentage                                           5.25%
     Target Balance                                      $3,076,045.60
     Minimum Balance                                    $10,017,287.40
     (Release) / Deposit                                  ($146,975.63)
     Ending Balance                                     $10,017,287.40

Current Weighted Average APR:                                   8.696%
Current Weighted Average Remaining Term (months):                14.50

Delinquencies                                                  Dollars     Notes
     Installments:               1 - 30 days               $947,024.39       753
                                 31 - 60 days              $230,361.22       234
                                 60+  days                 $237,478.50       127

     Total:                                              $1,414,864.11       798

     Balances:                   60+  days               $1,223,934.27       127

Memo Item - Reserve Account
     Prior Month                                        $10,017,287.40
     Invest. Income                                         $16,565.66
     Excess Serv.                                          $130,409.97
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $10,164,263.03

Navistar Financial 1998 - A Owner Trust
For the Month  of  December, 2001


                                                                          NOTES
                                                       TOTAL           CLASS A             CLASS B

Original Pool Amount                         $500,864,370.04    $483,334,000.00     $17,530,370.04
Distributions:
     Distribution Percentages                                            96.50%              3.50%
     Coupon                                                               5.94%              6.10%

Beginning Pool Balance                        $63,273,729.10
Ending Pool Balance                           $58,591,344.78

Collected Principal                            $4,602,114.14
Collected Interest                               $452,184.63
Charge - Offs                                     $80,270.18
Liquidation Proceeds / Recoveries                $124,723.89
Servicing                                         $52,728.11
Cash Transfer from Reserve Account                     $0.00
Total Collections Avail for Debt Service       $5,126,294.55

Beginning Balance                             $63,273,729.10     $61,059,031.49      $2,214,697.61

Interest Due                                     $313,500.26        $302,242.21         $11,258.05
Interest Paid                                    $313,500.26        $302,242.21         $11,258.05
Principal Due                                  $4,682,384.32      $4,518,500.87        $163,883.45
Principal Paid                                 $4,682,384.32      $4,518,500.87        $163,883.45

Ending Balance                                $58,591,344.78     $56,540,530.62      $2,050,814.16
Note / Certificate Pool Factor                                           0.1170             0.1170
   (Ending Balance / Original Pool Amount)
Total Distributions                            $4,995,884.58      $4,820,743.08        $175,141.50

Interest Shortfall                                     $0.00              $0.00              $0.00
Principal Shortfall                                    $0.00              $0.00              $0.00
     Total Shortfall                                   $0.00              $0.00              $0.00
      (required from Reserve)
Excess Servicing                                 $130,409.97
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance                $10,164,263.03
(Release) / Draw                                ($146,975.63)
Ending Reserve Acct Balance                   $10,017,287.40

Navistar Financial 1998 - A Owner Trust
For the Month  of  December, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                            5                 4                3                  2                1
                                                       Aug-01            Sep-01            Oct-01            Nov-01           Dec-01

Beginning Pool Balance                         $87,264,126.99    $81,450,087.83    $76,080,897.37    $68,037,676.21   $63,273,729.10

A)   Loss Trigger:
Principal of Contracts Charged Off                $397,447.25       $199,011.12       $223,211.02       $114,736.53       $80,270.18
Recoveries                                        $497,211.38       $403,624.09       $517,039.95       $188,945.56      $124,723.89

Total Charged Off (Months 5, 4, 3)                $819,669.39
Total Recoveries (Months 3, 2, 1)                 $830,709.40
Net Loss / (Recoveries) for 3 Mos                 ($11,040.01)(a)

Total Balance (Months 5, 4, 3)                $244,795,112.19 (b)

Loss Ratio Annualized  [(a/b) * (12)]                -0.0541%

Trigger:  Is Ratio > 1.5%                                  No

                                                       Oct-01            Nov-01            Dec-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $1,086,575.40     $1,144,724.07     $1,223,934.27
     As % of Beginning Pool Balance                  1.42818%          1.68249%          1.93435%
     Three Month Average                             2.07230%          1.80032%          1.68167%
Trigger:  Is Average > 2.0%                                No

C)   Noteholders Percent Trigger:                    2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                                No

                     Navistar Financial 1999 - A Owner Trust
                         For the Month of December, 2001
                      Distribution Date of January 15, 2002
                            Servicer Certificate #32

Original Pool Amount                                    $714,764,750.47
Subsequent Receivables  (transferred 6/3/99)                      $0.00


Beginning Pool Balance                                  $211,180,951.29
Beginning Pool Factor                                         0.2954552

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $10,888,396.36
     Interest Collected                                   $1,371,862.46

Additional Deposits:
     Repurchase Amounts                                           $0.00
     Liquidation Proceeds / Recoveries                      $525,930.69
Total Additional Deposits                                   $525,930.69

Repos / Chargeoffs                                          $471,060.21
Aggregate Number of Notes Charged Off                               260

Total Available Funds                                    $12,786,189.51

Ending Pool Balance                                     $199,821,494.72
Ending Pool Factor                                            0.2795626

Servicing Fee                                               $175,984.13

Repayment of Servicer Advances                                    $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                  $14,502,385.87
     Target Percentage                                            5.25%
     Target Balance                                      $10,490,628.47
     Minimum Balance                                     $14,295,295.01
     (Release) / Deposit                                   ($207,090.86)
     Ending Balance                                      $14,295,295.01

Current Weighted Average APR:                                    8.110%
Current Weighted Average Remaining Term (months):                 23.57

Delinquencies                                                  Dollars     Notes
     Installments:                 1 - 30 days           $2,120,007.67     1,757
                                   31 - 60 days            $561,672.64       458
                                   60+  days               $496,033.09       187

     Total:                                              $3,177,713.40     1,792

     Balances:                     60+  days             $4,168,441.27       187

Memo Item - Reserve Account
     Prior Month                                         $14,295,295.01
     Invest. Income                                          $28,130.69
     Excess Serv.                                           $178,960.17
     Transfer (to) / from Collections Account                     $0.00
     Beginning Balance                                   $14,502,385.87

Navistar Financial 1999 - A Owner Trust
For the Month of December, 2001

                                                                                      NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4 CLASS B NOTES

Original Pool Amount                   $714,764,750.47 $147,000,000.00 $197,000,000.00 $200,000,000.00 $145,745,000.00$25,019,750.47
Distributions:
     Distribution Percentages                                    0.00%           0.00%          96.50%           0.00%         3.50%
     Coupon                                                    5.0025%         5.5500%         5.9500%         6.1300%       6.2200%

Beginning Pool Balance                 $211,180,951.29
Ending Pool Balance                    $199,821,494.72

Collected Principal                     $10,888,396.36
Collected Interest                       $1,371,862.46
Charge - Offs                              $471,060.21
Liquidation Proceeds / Recoveries          $525,930.69
Servicing                                  $175,984.13
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$12,610,205.38

Beginning Balance                      $211,180,951.30           $0.00           $0.00  $52,896,633.80 $145,745,000.00$12,539,317.50

Interest Due                             $1,071,788.64           $0.00           $0.00     $262,279.14     $744,514.04    $64,995.46
Interest Paid                            $1,071,788.64           $0.00           $0.00     $262,279.14     $744,514.04    $64,995.46
Principal Due                           $11,359,456.57           $0.00           $0.00  $10,961,875.59           $0.00   $397,580.98
Principal Paid                          $11,359,456.57           $0.00           $0.00  $10,961,875.59           $0.00   $397,580.98

Ending Balance                         $199,821,494.73           $0.00           $0.00  $41,934,758.21 $145,745,000.00$12,141,736.52
Note / Certificate Pool Factor                                  0.0000          0.0000          0.2097          1.0000        0.4853
   (Ending Balance / Original Pool Amount)
Total Distributions                     $12,431,245.21           $0.00           $0.00  $11,224,154.73     $744,514.04   $462,576.44

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
         (required from Reserve)
Excess Servicing                           $178,960.17
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $14,502,385.87
(Release) / Draw                          ($207,090.86)
Ending Reserve Acct Balance             $14,295,295.01

Navistar Financial 1999 - A Owner Trust
For the Month of December, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                            5                  4                   3                 2                  1
                                          Aug-01             Sep-01             Oct-01             Nov-01             Dec-01

Beginning Pool Balance                   $269,110,276.50    $253,990,509.09    $241,408,039.71    $225,765,549.11    $211,180,951.29

A)   Loss Trigger:
Principal of Contracts Charged Off         $1,875,086.87        $476,168.57        $938,298.76        $609,077.60        $471,060.21
Recoveries                                 $1,193,638.70        $783,169.11      $1,498,234.75        $966,705.46        $525,930.69

Total Charged Off (Months 5, 4, 3)         $3,289,554.20
Total Recoveries (Months 3, 2, 1)          $2,990,870.90
Net Loss / (Recoveries) for 3 Mos            $298,683.30 (a)

Total Balance (Months 5, 4, 3)           $764,508,825.30 (b)

Loss Ratio Annualized  [(a/b) * (12)]            0.4688%

Trigger:  Is Ratio > 1.5%                             No

                                                  Oct-01             Nov-01             Dec-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days          $2,876,888.74      $3,799,472.01      $4,168,441.27
     As % of Beginning Pool Balance             1.19171%           1.68293%           1.97387%
     Three Month Average                        1.72451%           1.71677%           1.61617%
Trigger:   Is Average > 2.0%                          No


C)   Noteholders Percent Trigger:               2.00000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance Trigger
Trigger:  Is Minimum < 1.0%                           No

                     Navistar Financial 2000 - A Owner Trust
                         For the Month of December, 2001
                      Distribution Date of January 15, 2002
                            Servicer Certificate #23

Original Pool Amount                                   $380,843,908.73
Subsequent Receivables (transferred 3/13/00)            $74,413,256.03
Subsequent Receivables (transferred 3/20/00)            $19,742,835.24

Beginning Pool Balance                                 $233,598,701.58
Beginning Pool Factor                                        0.4917867

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)  $9,041,380.00
     Interest Collected                                  $1,799,738.02

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $490,789.33
Total Additional Deposits                                  $490,789.33

Repos / Chargeoffs                                         $258,958.34
Aggregate Number of Notes Charged Off                              141

Total Available Funds                                   $11,331,907.35

Ending Pool Balance                                    $224,298,363.24
Ending Pool Factor                                           0.4722071

Servicing Fee                                              $194,665.58

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $13,289,410.64
     Target Percentage                                           5.50%
     Target Balance                                     $12,336,409.98
     Minimum Balance                                     $9,105,143.30
     (Release) / Deposit                                  ($953,000.66)
     Ending Balance                                     $12,336,409.98

Current Weighted Average APR:                                   9.020%
Current Weighted Average Remaining Term (months):                33.89

Delinquencies                                                  Dollars     Notes
     Installments:                1 - 30 days            $1,485,734.73     1,366
                                  31 - 60 days             $430,722.59       425
                                  60+  days                $333,135.46       118

     Total:                                              $2,249,592.78     1,390

     Balances:                    60+  days              $3,635,041.56       118

Memo Item - Reserve Account
     Prior Month                                        $12,847,928.59
     Invest. Income                                         $22,989.11
     Excess Serv.                                          $418,492.94
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $13,289,410.64

Navistar Financial 2000 - A Owner Trust
For the Month of December, 2001

                                                                                     NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $475,000,000.00 $84,000,000.00 $142,000,000.00 $110,000,000.00 $121,187,500.00 $17,812,500.00
Distributions:
     Distribution Percentages                                   0.00%           0.00%          96.25%           0.00%          3.75%
     Coupon                                                   6.0800%         6.8200%         7.2000%         7.3400%        7.4700%

Beginning Pool Balance                 $233,598,701.58
Ending Pool Balance                    $224,298,363.24

Collected Principal                      $9,041,380.00
Collected Interest                       $1,799,738.02
Charge - Offs                              $258,958.34
Liquidation Proceeds / Recoveries          $490,789.33
Servicing                                  $194,665.58
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$11,137,241.77

Beginning Balance                      $233,598,701.58          $0.00           $0.00 $100,501,250.29 $121,187,500.00 $11,909,951.29

Interest Due                             $1,418,410.49          $0.00           $0.00     $603,007.50     $741,263.54     $74,139.45
Interest Paid                            $1,418,410.49          $0.00           $0.00     $603,007.50     $741,263.54     $74,139.45
Principal Due                            $9,300,338.34          $0.00           $0.00   $8,951,575.65           $0.00    $348,762.69
Principal Paid                           $9,300,338.34          $0.00           $0.00   $8,951,575.65           $0.00    $348,762.69

Ending Balance                         $224,298,363.24           0.00            0.00   91,549,674.64  121,187,500.00  11,561,188.60
Note / Certificate Pool Factor                                 0.0000          0.0000          0.8323          1.0000         0.6490
   (Ending Balance / Original Pool Amount)
Total Distributions                     $10,718,748.83          $0.00           $0.00   $9,554,583.15     $741,263.54    $422,902.14

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00           $0.00          $0.00
         (required from Reserve)
Excess Servicing                           $418,492.94
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $13,289,410.64
(Release) / Draw                          ($953,000.66)
Ending Reserve Acct Balance             $12,336,409.98

Navistar Financial 2000 - A Owner Trust
For the Month of December, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                               5                  4              3                  2                  1
                                             Aug-01             Sep-01         Oct-01             Nov-01             Dec-01

Beginning Pool Balance                  $286,803,216.61    $276,093,131.13    $265,402,990.58    $246,512,577.04    $233,598,701.58

A)   Loss Trigger:
Principal of Contracts Charged Off          $234,577.64        $826,827.81        $827,303.80        $498,459.18        $258,958.34
Recoveries                                  $713,898.44        $939,359.40      $1,021,284.56        $879,483.30        $490,789.33

Total Charged Off (Months 5, 4, 3)        $1,888,709.25
Total Recoveries (Months 3, 2, 1)         $2,391,557.19
Net Loss / (Recoveries) for 3 Mos          ($502,847.94)(a)

Total Balance (Months 5, 4, 3)          $828,299,338.32 (b)

Loss Ratio Annualized  [(a/b) * (12)]          -0.7285%

Trigger:  Is Ratio > 1.5%                            No

                                             Oct-01             Nov-01         Dec-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days             $2,712,064.38  $3,540,714.62      $3,635,041.56
     As % of Beginning Pool Balance                1.02187%       1.43632%           1.55611%
     Three Month Average                           1.36412%       1.33657%           1.33810%
Trigger:  Is Average > 2.0%                              No

C)   Noteholders Percent Trigger:                   2.5971%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance
Trigger:  Is Minimum < 1.0%                              No

                     Navistar Financial 2000 - B Owner Trust
                         For the Month of December, 2001
                      Distribution Date of January 15, 2002
                            Servicer Certificate #15

Original Pool Amount                                   $764,710,097.53


Beginning Pool Balance                                 $444,415,026.51
Beginning Pool Factor                                         0.581155

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $17,921,557.96
     Interest Collected                                  $3,517,539.90

Additional Deposits:
     Repurchase Amounts                                          $0.00
     Liquidation Proceeds / Recoveries                     $503,934.06
Total Additional Deposits                                  $503,934.06

Repos / Chargeoffs                                       $1,650,625.27
Aggregate Number of Notes Charged Off                              389

Total Available Funds                                   $21,943,031.92

Ending Pool Balance                                    $424,842,843.28
Ending Pool Factor                                           0.5555607

Servicing Fee                                              $370,345.86

Repayment of Servicer Advances                                   $0.00

Reserve Account:
     Beginning Balance  (see Memo Item)                 $23,984,335.45
     Target Percentage                                           5.50%
     Target Balance                                     $23,366,356.38
     Minimum Balance                                    $15,294,201.95
     (Release) / Deposit                                  ($617,979.07)
     Ending Balance                                     $23,366,356.38

Current Weighted Average APR:                                   9.645%
Current Weighted Average Remaining Term (months):                38.34

Delinquencies                                                  Dollars     Notes
     Installments:                1 - 30 days            $2,972,776.00     2,713
                                  31 - 60 days           $1,215,960.98       751
                                  60+  days                $638,621.37       246

     Total:                                              $4,827,358.35     2,747

     Balances:                    60+  days              $8,784,983.32       246

Memo Item - Reserve Account
     Prior Month                                        $24,442,826.46
     Invest. Income                                         $33,681.13
     Excess Serv.                                                $0.00
     Transfer (to) / from Collections Account             ($492,172.14)
     Beginning Balance                                  $23,984,335.45

Navistar Financial 2000 - B Owner Trust
For the Month of December, 2001

                                                                                       NOTES

                                                 TOTAL     CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4 CLASS B NOTES
Original Pool Amount                   $764,710,097.53 $140,000,000.00 $232,400,000.00 $184,900,000.00 $178,733,000.00$28,677,097.53
Distributions:
     Distribution Percentages                                    0.00%          96.25%           0.00%           0.00%         3.75%
     Coupon                                                    6.7300%         6.6600%         6.6700%         6.7800%       7.0300%

Beginning Pool Balance                 $444,415,026.51
Ending Pool Balance                    $424,842,843.28

Collected Principal                     $17,921,557.96
Collected Interest                       $3,517,539.90
Charge - Offs                            $1,650,625.27
Liquidation Proceeds / Recoveries          $503,934.06
Servicing                                  $370,345.86
Cash Transfer from Reserve Account         $492,172.14
Total Collections Avail for Debt Service$22,064,858.20

Beginning Balance                      $444,415,026.52           $0.00  $58,865,994.13 $184,900,000.00 $178,733,000.00$21,916,032.39

Interest Due                             $2,492,674.97           $0.00     $326,706.27   $1,027,735.83   $1,009,841.45   $128,391.42
Interest Paid                            $2,492,674.97           $0.00     $326,706.27   $1,027,735.83   $1,009,841.45   $128,391.42
Principal Due                           $19,572,183.23           $0.00  $18,838,226.36           $0.00           $0.00   $733,956.87
Principal Paid                          $19,572,183.23           $0.00  $18,838,226.36           $0.00           $0.00   $733,956.87

Ending Balance                         $424,842,843.29            0.00   40,027,767.77  184,900,000.00  178,733,000.00 21,182,075.52
Note / Certificate Pool Factor                                  0.0000          0.1722          1.0000          1.0000        0.7386
   (Ending Balance / Original Pool Amount)
Total Distributions                     $22,064,858.20           $0.00  $19,164,932.63   $1,027,735.83   $1,009,841.45   $862,348.29

Interest Shortfall                               $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
Principal Shortfall                              $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
     Total Shortfall                             $0.00           $0.00           $0.00           $0.00           $0.00         $0.00
         (required from Reserve)
Excess Servicing                                 $0.00
     (see Memo Item - Reserve Account)

Beginning Reserve Acct Balance          $23,984,335.45
(Release) / Draw                          ($617,979.07)
Ending Reserve Acct Balance             $23,366,356.38

Navistar Financial 2000 - B Owner Trust
For the Month of December, 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                     5                  4                  3                  2                  1
                                                  Aug-01             Sep-01             Oct-01             Nov-01             Dec-01

Beginning Pool Balance                   $560,091,928.78    $538,271,857.18    $503,549,159.73    $465,552,692.67    $444,415,026.51

A)   Loss Trigger:
Principal of Contracts Charged Off         $1,916,798.58      $1,242,161.31      $1,824,758.13        $969,788.13      $1,650,625.27
Recoveries                                 $1,671,381.65        $828,623.45      $1,560,630.72      $2,293,613.65        $503,934.06

Total Charged Off (Months 5, 4, 3)         $4,983,718.02
Total Recoveries (Months 3, 2, 1)          $4,358,178.43
Net Loss / (Recoveries) for 3 Mos            $625,539.59 (a)

Total Balance (Months 5, 4, 3)         $1,601,912,945.69 (b)

Loss Ratio Annualized  [(a/b) * (12)]            0.4686%

Trigger:  Is Ratio > 1.5%                             No

                                              Oct-01             Nov-01         Dec-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days              $5,589,788.40      $6,655,748.71  $8,784,983.32
     As % of Beginning Pool Balance                 1.11008%           1.42964%       1.97675%
     Three Month Average                            1.58228%           1.41260%       1.50549%

Trigger:  Is Average > 2.0%                               No

C)   Noteholders Percent Trigger:                    3.0556%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                               No

                     Navistar Financial 2001 - A Owner Trust
                         For the Month of December 2001
                      Distribution Date of January 15, 2002
                             Servicer Certificate #9

Original Pool Amount                                   $257,155,638.25
Subsequent Receivables (transferred 4/30/01)            $53,340,411.35
Subsequent Receivables (transferred 5/30/01 )           $67,396,152.49
Subsequent Receivables (transferred 6/28/01)            $22,107,022.10
Beginning Pool Balance                                 $323,341,557.04
Beginning Pool Factor                                          0.80836

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $11,452,321.31
     Interest Collected                                  $2,497,725.47
     Mandatory Prepayments                                       $0.00
Additional Deposits:
     Repurchase Amounts                                          $0.00

     Liquidation Proceeds / Recoveries                     $107,952.52
Total Additional Deposits                                  $107,952.52

Repos / Chargeoffs                                         $934,369.05
Aggregate Number of Notes Charged Off                              119

Total Available Funds                                   $14,057,999.30

Ending Pool Balance                                    $310,954,866.68
Ending Pool Factor                                             0.77739

Servicing Fee                                              $269,451.30

Repayment of Servicer Advances                                   $0.00

Reserve Account:

     Beginning Balance  (see Memo Item)                 $17,876,325.71
     Target Percentage                                        5.50000%
     Target Balance                                     $17,102,517.67
     Minimum Balance                                     $7,999,984.48
     (Release) / Deposit                                  ($773,808.04)
     Ending Balance                                     $17,102,517.67

Current Weighted Average APR:                                  9.4410%

Current Weighted Average Remaining Term (months):                43.52

Delinquencies

                                                               Dollars     Notes
     Installments:              1 - 30 days              $1,604,649.76     1,778
                                31 - 60 days               $426,082.46       410
                                60+  days                  $189,289.56       107

     Total:                                              $2,220,021.78     1,827

     Balances:                  60+  days                $3,175,089.00       107

Memo Item - Reserve Account
     Opening balance                                    $17,783,785.64
     Invest. Income                                         $27,393.94
     Excess Serv.                                           $65,146.13
     Transfer (to) / from Collections Account                    $0.00
     Beginning Balance                                  $17,876,325.71

Navistar Financial 2001 - A Owner Trust
For the Month of December 2001

                                                                                         NOTES

                                                  TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                    $400,000,000.00 $72,500,000.00 $118,000,000.00 $100,000,000.00 $92,500,000.00 $17,000,000.00
Distributions:
     Distribution Percentages  1                                 0.00%          95.75%           0.00%          0.00%          4.25%
     Coupon                                                    4.2900%         4.4700%         4.9900%        5.4200%        5.5900%

Beginning Pool Balance                  $323,341,557.04
Ending Pool Balance                     $310,954,866.68

Collected Principal                      $11,452,321.31
Collected Interest                        $2,497,725.47
Charge - Offs                               $934,369.05
Liquidation Proceeds / Recoveries           $107,952.52
Servicing                                   $269,451.30
Cash Transfer from Pre-Funding Acct.              $0.00
Cash Transfer from Reserve Account                $0.00
Total Collections Avail for Debt Service $13,788,548.00

Beginning Balance                       $323,341,557.04          $0.00 $114,018,290.87 $100,000,000.00 $92,500,000.00 $16,823,266.17

Interest Due 2                            $1,336,711.51          $0.00     $424,718.13     $415,833.33    $417,791.67     $78,368.38
Interest Paid                             $1,336,711.51          $0.00     $424,718.13     $415,833.33    $417,791.67     $78,368.38
Principal Due                            $12,386,690.36          $0.00  $11,860,256.02           $0.00          $0.00    $526,434.34
Mandatory Prepayments Class A-1 only              $0.00          $0.00
Principal Paid                           $12,386,690.36          $0.00  $11,860,256.02           $0.00          $0.00    $526,434.34

Ending Balance                          $310,954,866.68           0.00  102,158,034.85  100,000,000.00  92,500,000.00  16,296,831.83
Note / Certificate Pool Factor
(Ending Balance / Original Pool Amount)                         0.0000          0.8657          1.0000         1.0000         0.9586

Total Distributions                      $13,723,401.87          $0.00  $12,284,974.15     $415,833.33    $417,791.67    $604,802.72

Interest Shortfall                                $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
             Total Shortfall                      $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Excess Servicing                             $65,146.13
     (see Memo Item - Reserve Account)


Beginning Reserve Acct Balance           $17,876,325.71
(Release) / Draw                           ($773,808.04)
Ending Reserve Acct Balance              $17,102,517.67

Navistar Financial 2001 - A Owner Trust
For the Month of December 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                         5                 4                  3                  2                 1
                                                    Aug-01            Sep-01             Oct-01             Nov-01            Dec-01

Beginning Pool Balance                     $364,839,648.54   $355,772,958.22    $346,431,595.88    $334,440,345.87   $323,341,557.04

A)   Loss Trigger:
Principal of Contracts Charged Off             $122,902.66       $698,259.46        $737,089.29        $336,511.06       $934,369.05
Recoveries                                     $466,196.84        $16,995.62        $295,206.49        $521,347.53       $107,952.52

Total Charged Off (Months 5, 4, 3)           $1,558,251.41
Total Recoveries (Months 3, 2, 1)              $924,506.54
Net Loss / (Recoveries) for 3 Mos              $633,744.87 (a)

Total Balance (Months 5, 4, 3)           $1,067,044,202.64 (b)

Loss Ratio Annualized  [(a/b) * (12)]              0.7127%

Trigger:  Is Ratio > 1.5%                               No

                                                    Oct-01            Nov-01             Dec-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days            $2,610,554.11     $3,006,304.68      $3,175,089.00
     As % of Beginning Pool Balance               0.75356%          0.89891%           0.98196%
     Three Month Average                          1.09030%          0.81163%           0.87814%

Trigger:  Is Average > 2.0%                             No

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                          4.27564%

Trigger:  Is Minimum < 1.0%                             No

                     Navistar Financial 2001 - B Owner Trust
                         For the Month of December 2001
                      Distribution Date of January 15, 2002
                             Servicer Certificate #3

Original Pool Amount                                   $292,329,093.98
Subsequent Receivables (transferred 11/01/01)           $59,897,861.72
Subsequent Receivables (transferred 12/10/01)          $117,139,017.24
Subsequent Receivables (transferred 1/14/02)            $30,633,447.04
Beginning Pool Balance                                 $479,481,764.34
Beginning Pool Factor                                          0.94175

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay) $13,940,506.55
     Interest Collected                                  $3,178,265.63
     Mandatory Prepayments                                       $0.00
Additional Deposits:
     Repurchase Amounts                                          $0.00

     Liquidation Proceeds / Recoveries                      $28,222.80
Total Additional Deposits                                   $28,222.80

Repos / Chargeoffs                                         $353,936.71
Aggregate Number of Notes Charged Off                                7

Total Available Funds                                   $16,968,825.34

Ending Pool Balance                                    $465,365,490.72
Ending Pool Factor                                             0.93073

Servicing Fee                                              $374,040.26

Repayment of Servicer Advances                             $178,169.64


Reserve Account:
     Beginning Balance  (see Memo Item)                 $26,498,062.92
     Target Percentage                                        5.50000%
     Target Balance                                     $25,595,101.99
     Minimum Balance                                     $9,999,988.40
     (Release) / Deposit                                  ($902,960.93)
     Ending Balance                                     $25,595,101.99

Current Weighted Average APR:                                   8.608%
Current Weighted Average Remaining Term (months):                48.03

Delinquencies

                                                               Dollars     Notes
     Installments:               1 - 30 days             $1,792,364.99     1,761
                                 31 - 60 days              $392,166.86       386
                                 60+  days                  $48,724.29        44

     Total:                                              $2,233,256.14     1,777

     Balances:                   60+  days               $1,644,379.94        44

Memo Item - Reserve Account
     Opening balance                                    $18,244,011.50
     12/10/01 transfer                                   $5,564,103.32
     1/14/02 transfer                                    $1,455,088.73
     Invest. Income                                         $32,424.10
     Excess Serv.                                        $1,202,435.27
     Transfer (to)                                               $0.00
     Collections Acct                                   $26,498,062.92

Navistar Financial 2001 - B Owner Trust
For the Month of December 2001

                                                                                 NOTES

                                                 TOTAL    CLASS A - 1     CLASS A - 2     CLASS A - 3    CLASS A - 4  CLASS B NOTES
Original Pool Amount                   $500,000,000.00 $79,638,000.00 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Distributions:
     Distribution Percentages  1                              100.00%           0.00%           0.00%          0.00%          0.00%
     Coupon                                                   2.4400%         2.8300%         2.1456%        4.3700%        4.8300%

Beginning Pool Balance                 $479,481,764.34
Ending Pool Balance                    $465,365,490.72

Collected Principal                     $13,762,336.91
Collected Interest                       $3,178,265.63
Charge - Offs                              $353,936.71
Liquidation Proceeds / Recoveries           $28,222.80
Swap Payments to/(from)Trust              ($210,259.02)
Servicing                                  $374,040.26
Investment Earnings from Pre-Funding Acct   $77,468.31
Negative Carry Amount                            $0.00
Cash Transfer from Pre-Funding Acct.           $580.02
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service$16,461,994.37

Beginning Balance                      $479,482,344.36 $59,120,344.36 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00

Interest Due 2                           $1,142,705.46    $116,204.32     $310,627.88     $309,387.93    $331,016.58     $75,468.75
Interest Paid                            $1,142,705.46    $116,204.32     $310,627.88     $309,387.93    $331,016.58     $75,468.75
Principal Due                           $14,116,273.62 $14,116,273.62           $0.00           $0.00          $0.00          $0.00
Mandatory Prepayments Class A-1 only           $580.02        $580.02           $0.00           $0.00          $0.00          $0.00
Principal Paid                          $14,116,853.64 $14,116,853.64           $0.00           $0.00          $0.00          $0.00


Ending Balance                         $465,365,490.72 $45,003,490.72 $131,715,000.00 $179,000,000.00 $90,897,000.00 $18,750,000.00
Note / Certificate Pool Factor                                0.56510         1.00000         1.00000        1.00000        1.00000

Total Distributions                     $15,259,559.10 $14,233,057.96     $310,627.88     $309,387.93    $331,016.58     $75,468.75

Interest Shortfall                               $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
Principal Shortfall                              $0.00          $0.00           $0.00           $0.00          $0.00          $0.00
     Total Shortfall                             $0.00          $0.00           $0.00           $0.00          $0.00          $0.00

Excess Servicing                         $1,202,435.27
     (see Memo Item - Reserve Account)

     Beginning Reserve Acct Balance     $26,498,062.92
     (Release) / Draw                     ($902,960.93)
     Ending Reserve Acct Balance        $25,595,101.99

Navistar Financial 2001 - B Owner Trust
For the Month of December 2001


Trigger Events:
A)  Loss Trigger
B)  Delinquency Trigger
C)  Noteholders Percent Trigger

                                                          5               4                 3                  2                   1
                                                     Aug-01          Sep-01            Oct-01             Nov-01              Dec-01

Beginning Pool Balance                                  N/A             N/A   $352,226,955.70    $340,400,657.46     $479,481,764.34

A)   Loss Trigger:
Principal of Contracts Charged Off                      N/A             N/A        $82,022.96         $16,228.12         $353,936.71
Recoveries                                              N/A             N/A             $0.00              $0.00          $28,222.80

Total Charged Off (Months 5, 4, 3)                      N\A
Total Recoveries (Months 3, 2, 1)                $28,222.80
Net Loss / (Recoveries) for 3 Mos                       N\A (a)

Total Balance (Months 5, 4, 3)              $352,226,955.70 (b)

Loss Ratio Annualized  [(a/b) * (12)]               0.0000%

Trigger:  Is Ratio > 1.5%                                No

                                                     Oct-01          Nov-01            Dec-01
B)   Delinquency Trigger:
     Balance delinquency 60+ days               $352,000.89     $949,601.35     $1,644,379.94
     As % of Beginning Pool Balance                0.09994%        0.27897%          0.34295%
     Three Month Average                           0.03331%        0.12630%          0.24062%

Trigger:  Is Average > 2.0%

C)   Noteholders Percent Trigger:
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance                           5.11903%

Trigger:  Is Minimum < 1.0%                              No